First Quarter 2023 Earnings Supplemental Presentation

2 IMPORTANT INFORMATION Cautionary Statement Regarding Forward-Looking Statements This presentation (this “Presentation”) contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of MarketWise, Inc. (the “Company,” “we,” “us,” or “our”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward looking statements in this Presentation, including, but not limited to: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; our ability to adequately market our products and services, and to develop additional products and product offerings; our ability to manage our growth effectively, including through acquisitions; failure to maintain and protect our reputation for trustworthiness and independence; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; our public securities’ potential liquidity and trading; the impact of the regulatory environment and complexities with compliance related to such environment; the impact of the COVID-19 pandemic; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; our ability to maintain and protect our intellectual property; and other factors beyond our control. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents filed by us from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation may not occur and actual results could differ materially and adversely from those anticipated. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

3 IMPORTANT INFORMATION Cautionary Statement Regarding Forward-Looking Statements Non-GAAP Financial Measures This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted CFFO, Adjusted Free Cash Flow, Adjusted CFFO Conversion, and Adjusted Free Cash Flow Margin and certain ratios and other metrics derived therefrom. The Company defines Adjusted CFFO as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation, plus or minus any non-recurring items. The Company defines Adjusted Free Cash Flow as Adjusted CFFO minus capital expenditures. The Company defines Adjusted CFFO Conversion as Adjusted Free Cash Flow divided by Adjusted CFFO. The Company defines Adjusted Free Cash Flow Margin as Adjusted Free Cash Flow divided by Billings (i.e., amounts invoiced to customers). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company uses these non-GAAP measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. The Company believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. This non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For a reconciliation of these non-GAAP figures to the nearest measure determined under GAAP, please see the appendix to this Presentation. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information

MARKETWISE – FIRST QUARTER 2023 HIGHLIGHTS 4 • Market volatility and macroeconomic uncertainty continues to impact subscriber engagement and conversion metrics • Landing page visits were up approximately 3%, in 1Q23 compared to 4Q22 • Recent turmoil in the banking market contributed to increased volatility and investor uncertainty which we believe led to an incremental drop in conversion rates during February which remained through end of 1Q • We continue to focus on maintaining profitability and margin: • 2022 overhead reductions remain intact • Direct marketing spend cutbacks during second half of 2022 remain and increased further in 1Q23 • Pursuing additional efficiencies throughout the business – bringing certain functions in-house while spending less on outside consulting and fees • Total expenses were down approximately $24 million, or 20%, as compared to 1Q22 • Launched 12 new publications in the quarter and retired 8 publications not reflective of current market trends • On May 11th announced the initiation and declaration of a quarterly dividend program equal to $0.01 per share, payable to shareholders and unitholders of record on June 1, 2023, and payable on July 20, 2023

MARKETWISE - FIRST QUARTER 2023 FINANCIAL OVERVIEW 5 4.0M (11%) YoY ARPU 777K (14%) YoY PAID SUBSCRIBERS $30.6M +33% YoY NET INCOME CFFO $3.9M +262% YoY $493 (22%) YoY $126.2M (8%) YoY TOTAL NET REVENUEACTIVE FREE SUBSCRIBERS $97.2M (29%) YoY BILLINGS ADJUSTED CFFO $3.9M +262% YoY

MARKETWISE – REVENUE & BILLINGS 6 • 1Q23 Revenues of $126.2 million, down $1.5 million, or 1.2%, from 4Q22 • 1Q23 Billings of $97.2 million, down $3.7 million, or 3.7%, as compared to prior quarter - Membership Billings made up 37% of total in 1Q23 as compared to 35% in 4Q22 • Continued impact of macroeconomic trends throughout late 2022 and into current year impacting subscriber engagement and subscriber purchase behavior - recent declines in conversion rates impacting billings and revenues

MARKETWISE – SUBSCRIBERS 7 • Active Free Subscribers measures currently targeted members of our free subscriber community – those who have been actively engaged in our communications and offerings over the past 90 days • Active Free Subscribers declined 262K, or 6.1%, from 4Q22 reflecting continued volatility in overall stock market sentiment and lower subscriber engagement • Paid Subscribers declined 64k, or 7.6%, from 4Q22 year due to a combination of lesser subscriber engagement and actions taken to reduce overall market spend in order to maintain margin and cash flow

MARKETWISE – ADJUSTED CFFO & MARGIN 8 • Adjusted CFFO of $3.9 million for 1Q23 as compared to $18.4 million for 4Q22 • Current quarter includes annual corporate bonus payments • Prior to 2023, annual bonuses were paid in the fourth quarter of the current year 1% 23% 12% 18% 4% 24% 27% 13%22%

MARKETWISE – AVERAGE REVENUE PER USER 9 • ARPU declined to $493 in 1Q, down 5.0% from the prior quarter • Over the past year, Billings have declined faster than the decline in Paid Subscribers – further reducing ARPU • Subscribers have slowed the pace of additional purchases likely related to the impact of macro factors and stock market volatility

10 • Existing cohorts represent long-term subscribers providing a stable recurring revenue base • Our goal is to establish multi-year relationships with our subscribers • High-Value Membership subscribers continue to add to the recurring revenue stream MARKETWISE – REVENUE RETENTION

MARKETWISE – NET RENEWAL AND UPGRADE REVENUE 11 • Renewal Billings and Upgrades produce reliable and steady billings from current customer base • Approximately $40 million on average in net renewal and upgrade billings over past 5 quarters

MARKETWISE – MEMBERSHIP SUBSCRIBERS 12 • Membership subscribers make up the majority of our high- and ultra-high value subscribers • On average membership subscribers purchase approximately 5 additional subscriptions – including an additional membership subscription • Membership subscribers typically spend over $5,000 in additional purchases after their first membership subscription • Average tenure of a subscriber with a membership subscription is approximately 5 years

MARKETWISE – ACTIVE CUMULATIVE SPEND 13 • Active Cumulative spend at 1Q23 equal to $3,644 per paid subscriber, an increase of 9% from 4Q22 and 27% since 1Q22 • Majority of subscriber churn tends to be from introductory, low-cost subscriptions with a total value of less than $100

MARKETWISE – MARKET OBSERVATIONS 1Q23

- Markets continued to be impacted by the ongoing economic and market volatility
- Engagement, as measured by landing page visits, was up 3% sequentially between 4Q22 and 1Q23 but is still down 20% since 2Q22
- Schwab DAT's during 1Q23 increased 9%. The spike in DAT's occurred immediately following the bank failures and represented ~$3.2B of retail outflow from their accounts - activity would not be expected to generate additional subscriber activity for MKTW.
- Total landing page-to-purchase conversion rate remains 15bps down from 4Q22. Our most loyal subscribers continue to buy additional products and increase their spend with us as our active subscriber cumulative spend is at an all-time high.
- Paid subscriber counts decreased as low-level of new subscribers are outweighed by normal level of churn.
- Marketing spend continues to be restrained as we prioritize profitability.

2Q23 Observations:

  - Market conditions continue to be unfavorable early in the quarter.
  - Landing page visits appear to be trending slightly higher than 1Q23, but our landing page-to-purchase conversion rate has declined further
  - Overhead and marketing reductions continue – maintaining profitability and positive cash flow

SEQUENTIAL CHANGE IN SCHWAB DAILY AVERAGE TRADES[1]



45%
-28%
-8%
10%
8%
-5%
-11%
-2%
9%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

SEQUENTIAL CHANGE IN MKTW LANDING PAGE VISITS[2]



70%
-31%
-34%
14%
-3%
3%
-16%
-7%
3%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

1. Source: Schwab Investor Relations website
2. Note that MKTW metrics were restated to remove Lead Generation and Hot List Landing Page Visits to more accurately reflect activity with a direct call to purchase on click-through.

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Appendix

NON-GAAP RECONCILIATION – 1Q23 161.In 3Q21, represents a discretionary, one-time, lifetime-award non-employee bonus payment of $10M to the Company’s founder, who is a Class B stockholder. In 3Q22, represents costs associated with our warrant tender offer ($2.1M) and severance costs related to our cost reduction plan ($1.1M). In 4Q22, represents one-time separation payment to outgoing CEO ($7.8M). ($ in 000's) 2020 2021 2022 1Q22 1Q23 Net Cash Provided/(Used) by Operating Activities 55,875 63,632 48,374 1,068 3,868 Plus: Profits distributions to Class B unitholders included in stock-based compensation expense 78,398 123,449 - - - Plus: Non-Recurring Expenses1 - 10,000 10,950 - - Adj. CFFO (Adjusted Cash Flow from Operations) 134,273 197,081 59,324 1,068 3,868 Capital Expenditures (290) (157) (35) (14) (13) Adj. Free Cash Flow 133,983 196,924 59,289 1,054 3,855 Billings 548,835 729,893 459,487 135,995 97,171 Adj. Free Cash Flow Margin 24.4% 27.0% 12.9% 0.8% 4.0% Adj. CFFO Conversion 99.8% 99.9% 99.9% 98.7% 99.7%

GAAP INCOME STATEMENTS – 1Q23

($ in 000's)	1Q22	1Q23	% Variance
Total Revenue	**136,798**	**126,233**	**-8%**
Operating Expenses			
Cost of Revenue	17,617	15,290	-13%
Sales and Marketing	68,237	48,727	-29%
General and Administrative	30,545	28,033	-8%
Research and Development	2,278	2,463	8%
Depreciation and Amortization	604	984	63%
Related Party Expenses	97	128	32%
Total Operating Expenses	119,378	95,625	-20%
Income (Loss) from Operations	17,420	30,608	76%
Other Income (Expense), net	7,296	387	-95%
Interest Income (Expense), net	(171)	538	N/M
Net Income (Loss) Before Income Taxes	**24,545**	**31,533**	**28%**
Income Tax Expense/(Benefit)	1,522	928	-39%
Net Income (Loss)	**23,023**	**30,605**	**33%**

($ in 000's)	1Q22	1Q23	% Variance
Stock-Based Compensation Expense[1]			
Vested Class B Units & Change in Fair Value of Class B Liability Awards	-	-	N/M
Profits distribution to Class B Unitholders included in stock-based compensation expense	-	-	N/M
Total Class B Stock-Based Compensation Expense	**-**	**-**	**N/M**
2021 Incentive Award Plan stock-based compensation expense	2,430	3,603	48%
Employee Stock Purchase Plan	158	100	N/M
Total Stock-Based Compensation Expense	**2,588**	**3,703**	**43%**
Stock-Based Compensation Line Item Summary[1]			
Cost of Revenue	533	1,008	89%
Sales and Marketing	565	1,092	93%
General and Administrative	1,490	1,603	8%
Total Stock-Based Compensation Expense	**2,588**	**3,703**	**43%**

1. Stock-based compensation expense is related to our Incentive Award Plan and our Employee Stock Purchase Plan (ESPP)

	1Q22	1Q23
Total Revenue	**100%**	**100%**
Operating Expenses		
Cost of Revenue	13%	12%
Sales and Marketing	50%	39%
General and Administrative	22%	22%
Research and Development	2%	2%
Depreciation and Amortization	0%	1%
Related Party Expenses	0%	0%
Total Operating Expenses	87%	76%
Income (Loss) from Operations	13%	24%
Other Income (Expense), net	5%	0%
Interest Income (Expense), net	0%	0%
Net Income (Loss) Before Income Taxes	**18%**	**25%**
Income Tax Expense	1%	1%
Net Income (Loss)	**17%**	**24%**

	1Q22	1Q23
Stock-Based Compensation Line Item Summary[1]		
Cost of Revenue	0%	1%
Sales and Marketing	0%	1%
General and Administrative	1%	1%
Total Stock-Based Compensation Expense	2%	3%

17

GLOSSARY AND DEFINITIONS 18 • Active Cumulative Spend - (cumulative lifetime net cash collections)/(year end active subscribers) • Adjusted CFFO - net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items. Adjusted CFFO Margin = Adjusted CFFO/ Billings • Adjusted CFFO Conversion - (Adjusted CFFO - Capital Expenditures) / Adjusted CFFO • Adjusted CFFO Margin % • ARPU – (trailing 4 quarter billings)/(average number of trailing 4 quarter subscribers) • Active Free Subscribers - Free Subscribers who have been engaged with MarketWise marketing efforts in the most recent quarter • Billings - total revenue plus the net change in deferred revenue plus the change in customer credit liability in a given period • Free Subscribers - unique customers who have subscribed to one of our many free investment publications via a valid email address • GAAP Revenue - gross subscriptions less refunds plus revenue share income plus other sales • Membership Subscribers – total number of unique subscribers with at least one paid membership subscription at the end of the period • Net Renewal Billings – gross cash renewals and maintenance fees less renewal and maintenance fee refunds processed during the period • Net Upgrade Billings – gross cash receipts from upgrade subscription purchases in lieu of renewals during the period • Renewal Billings – billings recorded from renewal of existing subscriptions that are coming to term end • Paid Subscribers - total number of unique subscribers with at least one paid subscription at the end of the period • Paid Membership Subscribers - total number of unique subscribers with at least one paid membership subscription at the end of the period • Adjusted CFFO Margin % - Adjusted CFFO/Billings